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                                                                   EXHIBIT 10.39

ARIS CONTRACT NO. __________________

                               ARIS CORPORATION
                        PROFESSIONAL SERVICES AGREEMENT

     This Agreement is entered into as of ______________ (the "Effective Date"), between ARIS Corporation, a Washington corporation ("ARIS"), and ______________, a Washington corporation ("Customer").

     A. ARIS is a company engaged in the business of providing computer integration consulting and training services.

     B. Customer desires that ARIS provide certain services to Customer, on the terms and conditions set forth below.

The parties agree as follows:

1.   SERVICES.

ARIS agrees to perform the services (the "Services") described on Work Order(s) which are executed from time to time by authorized representatives of both parties and which reference the this Agreement.

2.   CHARGES; INVOICING AND PAYMENT.

As consideration for ARIS' Services, Customer agrees to pay ARIS the amounts set forth on the Work Order, at the times and in the manner set forth on the Work Order. In addition, Customer will pay, unless specifically specified on the Work Order, (a) ARIS' actual out-of-pocket expenses incurred as a result of ARIS' performance of Services, provided that all such expenses are substantiated by appropriate written receipts; and (b) all taxes (except franchise or income taxes) based on or measured by the charges set forth in this Agreement, or based on any Services provided.

Invoices will be issued semi-monthly by ARIS. Payment is due within 30 days after Customer's receipt of the invoice. A delayed payment charge of one and one-half percent (1.5%) of the invoice amount will be paid by Customer for each 30-day period (or part thereof) of delay in payment beyond the payment due date.

3.   TERM AND TERMINATION.

This Agreement will commence on the Effective Date specified above and, unless earlier terminated as provided below, shall remain in effect until the last Project Completion Date specified on any Work Order, unless otherwise modified or extended by the agreement of the parties.
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This Agreement and the obligations of the parties hereunder may terminate early upon the occurrence of any of the following events: (i) completion of the Services by ARIS; (ii) the institution of voluntary or involuntary proceedings by or against any party in bankruptcy or under any insolvency law, or for corporate reorganization, the appointment of a receiver or petition for the dissolution of any party or an assignment by a party for the benefit of creditors; or (iii) upon fourteen (14) days notice given by either party for any reason or no reason. ARIS shall be paid any amounts owing for Services performed and expenses incurred through the termination date. Customer shall also reimburse ARIS for the costs of all non-cancelable committed Services and materials on order (which shall become Customer's property) resulting from such termination or suspension of Services.

4.   RECORDS AND PROGRESS REPORTS.

ARIS shall keep full and accurate records of all of its labor hours and reimbursable expenses incurred in connection with this Agreement. ARIS shall provide access to such records upon Customer's reasonable request. ARIS will make periodic progress reports to Customer at such times and in such form as is mutually agreed in the applicable Work Order.

5.   OWNERSHIP AND USE OF INTELLECTUAL PROPERTY

During the term of this Agreement, as a result of ARIS' efforts under this Agreement, ARIS may generate ideas, inventions, suggestions, copyrightable materials or other information ("Intellectual Property") which fall into one of two categories:

     a. Intellectual Property specifically related to the subject matter of ARIS' efforts under this Agreement, and directly related to, or incorporated into, the work product to be produced by ARIS and delivered to Customer under this Agreement. Title to Intellectual Property described in this paragraph 5a, that is developed solely by ARIS, or jointly by ARIS and Customer, shall remain in Customer at all times. ARIS agrees to disclose and assign to Customer, in a form satisfactory to Customer, all such Intellectual Property, whether made alone or in conjunction with others, and to render such assistance as Customer may reasonably require to perfect such assignments and to protect such Intellectual Property; and

     b. Intellectual Property of general applicability, whether or not related to, or incorporated into, the work product to be produced by ARIS and delivered to Customer under this Agreement. Title to Intellectual Property described in this paragraph 5b, including any Intellectual Property developed by ARIS prior to or outside of this Agreement, shall remain in ARIS. To the extent such Intellectual Property is incorporated into work product to be produced by ARIS and delivered to Customer under this Agreement, ARIS grants and Customer hereby accepts, a perpetual, worldwide, royalty-free, non-exclusive license to use all such Intellectual Property as incorporated into the ARIS work product.

                                      -2-
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6.   CONFIDENTIALITY OBLIGATIONS.

All information and material that may be disclosed by one party to the other in the course of this Agreement is considered confidential and proprietary and will not be used by the receiving party other than for the purposes under this Agreement for which it was disclosed. The receiving party will protect such information from disclosure to third parties and hold it as confidential using the same degree of care as that party uses to protect its own confidential or proprietary material of like importance, but at least reasonable care. This obligation will continue for a period of five (5) years following receipt of the material and will survive any termination of this Agreement, but it will not cover any information which is disclosed to a third party by the disclosing party without restrictions on disclosure, any information that has been or is developed independently by the receiving party without violation of obligations of confidentiality, any information that falls into the public domain without fault of the receiving party, any information that is rightly obtained by the receiving party from a third party without restriction, or any information that is rightly in the possession of the receiving party at the time of disclosure by the disclosing party.

7.   STATUS OF ARIS AS INDEPENDENT CONTRACTOR.

ARIS shall devote such time and effort to the performance of the Services as may be necessary to satisfactorily complete the work. ARIS may subcontract any portion of the work to be performed without the prior written consent of the Customer. ARIS shall be an independent contractor in the performance of this Agreement and shall not be deemed an employee or agent of Customer for any purpose whatsoever.

Neither party shall have power to act as an agent of the other or bind the other in any respect.

ARIS' performance shall be in compliance with all applicable statutes or regulations of any jurisdiction or governmental agency.

8.   WORKPLACE.

If ARIS is requested by Customer to provide Services on Customer premises, Customer agrees to provide ARIS personnel a safe workplace whose standards are consistent with that of its own employees. Customer also agrees to provide reasonable access to its key personnel necessary for ARIS to perform the Services. ARIS personnel will observe all safety and other applicable rules in effect at such workplace, provide that reasonable notice of the rules has been supplied to ARIS and such personnel.

9.   NON-SOLICITATION.

Customer shall not solicit employment from any of ARIS' employees whose work relates to this Agreement, during the term of this Agreement and for a period of six months after termination of this Agreement, without ARIS' prior written consent.

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10.  DISCLAIMER; LIMITATION OF LIABILITY.

Customer must report any deficiencies in the Services provided by ARIS hereunder within thirty (30) days of the later of the completion of the Services or the date that such deficiencies were reasonably discoverable by Customer, in no event, however exceeding 180 days from the date of completion of such Services. Customer's sole remedy for the breach of any warranty by ARIS under this Agreement shall be the re-performance of the Services. If ARIS is unable to re-perform the Services as warranted, Customer shall be entitled to recover the fees paid to ARIS for the deficient Services.

THE EXPRESS WARRANTIES CONTAINED IN THIS AGREEMENT ARE ARIS' EXCLUSIVE WARRANTIES. ARIS DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND ANY WARRANTY OF NON-INFRINGEMENT WITH RESPECT TO INTELLECTUAL PROPERTY. ARIS WILL NOT BE LIABLE IN ANY EVENT FOR ANY CONSEQUENTIAL, SPECIAL, INCIDENTAL, OR INDIRECT DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT. IN ANY EVENT, ARIS' MAXIMUM LIABILITY UNDER THIS AGREEMENT SHALL BE LIMITED TO 1.5 TIMES THE AMOUNT PAID BY CUSTOMER UNDER THIS AGREEMENT.

11.  MISCELLANEOUS.

This Agreement is governed by the laws of the State of Washington. Any legal action must be filed within two (2) years after the cause for such action arises. Venue for any action shall be the Superior Courts of King County, Washington. The prevailing party to any action shall be entitled to its reasonable costs and attorneys' fees from the other party.

Notices will be effective when received in writing at the following addresses:

     ARIS CORPORATION:                           TYPE CUSTOMER NAME
     6720 Fort Dent Way, Suite 250               Address Line
     Seattle, WA  98188-2555                     City, State ZIP
     Attn:  General Counsel                      Attn:
     Fax: (206) 433-1182                         Fax: (  ) -

Customer or ARIS may not assign its rights under this Agreement without the prior written consent of either party.

                                      -4-
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Neither party shall issue any press release concerning this Agreement without prior written consent of the other party, which shall not be unreasonably withheld. However, either party may disclose the Agreement to the Government or otherwise as required to comply with applicable laws or regulations. ARIS may use Customer's name in its listings of customer names.

This Agreement constitutes the entire agreement of the parties, supersedes any prior understandings relating to the subject matter hereof, and may be amended or supplemented only in a written agreement signed by ARIS and Customer. All preprinted clauses on any order form by Customer are deemed deleted.


CUSTOMER:                                   ARIS CORPORATION


Signature __________________________        Signature __________________________
                                                        Paul Song, President
Name _____________________________

Title ______________________________

Date ______________________________         Date _______________________________

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                                  WORK ORDER

ARIS CONTRACT NO.:  __________________
WORK ORDER NO.:     __________________

Description of services, estimated time and amounts for completion:

PROJECT DESCRIPTION:
-------------------

     CONSULTING SERVICES

          None

     EDUCATION SERVICES

          None

     DBA SERVICES

          None

PROPOSED SCOPE OF WORK:
----------------------



WORK SCHEDULE:
-------------

Work will commence immediately upon customer approval and will continue through a period not to exceed four weeks from the end of the Estimated Completion Date.


ROLES AND RESPONSIBILITIES:
--------------------------

ARIS' roles and responsibilities shall include the following:

[to be completed by ARIS personnel]

Customer's roles and responsibilities shall include the following:

[to be completed by ARIS personnel]

ARIS and Customer shall jointly perform the following roles and responsibilities:

[to be completed by ARIS personnel]

                                      -6-
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KEY WORK DEPENDENCIES AND ASSUMPTIONS:
-------------------------------------

ARIS' ability to meet project expectations are dependent upon various events, accomplishments and assumptions, including the following:

[to be completed by ARIS representative]

AMOUNTS, TIMES AND MANNER OF PAYMENTS:
-------------------------------------

As consideration for ARIS' services hereunder, Customer agrees to pay ARIS on a time and material basis for services rendered at ARIS' current prevailing standard rates.

CUSTOMER:                              ARIS CORPORATION


By__________________________           By__________________________
Name:_______________________                Paul Song, President
Title:________________________
Date:________________________          Date:________________________

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